Supplement dated March 27, 1997
             to the Prospectus dated January 2, 1997

                        Money Market Fund
                   Tax-Free Money Market Fund
            Government Obligations Money Market Fund

                        Portfolios of the

               Morgan Stanley Fund, Inc. (the "Fund")
                         P.O. Box 418256
                      Kansas City, Missouri
                              64141

                      ---------------------































      The Prospectus is hereby amended and supplemented as follows: The following paragraph is added under the heading
"FINANCIAL HIGHLIGHTS" on Page 4 of the Prospectus:

       Additionally,  the  following  tables  provide   financial
highlights  for the Morgan Stanley Money Market Fund  and  Morgan
Stanley  Government Obligations Money Market Fund for the  period ended  December  31, 1996 and is part of the Company's  unaudited
financial   statements  which  are  included  in  the   Company's
Statement of Additional Information.
                                                           Morgan Stanley
                                   Morgan Stanley      Government Obligations
                                  Money Market Fund      Money Market Fund
                                  Six Months Ended       Six Months Ended
                                  December 31, 1996      December 31, 1996
                                     (Unaudited)            (Unaudited)
                                 --------------------   --------------------

Net Asset Value, Beginning
 of Period........................        $1.00                  $1.00
                                        --------               --------
Income From Investment Operations
 Net Investment Income............       0.0224                 0.0220
 Net Realized and Unrealized
  Gain (Loss).....................          -                      -
                                        --------               --------
  Total from Investment Operations       0.0224                 0.0220
                                        ========               ========
Distributions
 Net Investment Income............      (0.0224)               (0.0220)
 Net Realized Gain................          -                      -
                                        --------               --------
  Total Distributions.............      (0.0224)               (0.0220)
                                        ========               ========

Net Asset Value, End of Period....        $1.00                  $1.00
                                        ========               ========

Total Return......................         2.26%                  2.20%
                                        ========               ========

Ratios and Supplemental Data
Net Assets, End of Period (000)...     $254,854               $116,816
Ratio of Expenses to Average Net
 Assets...........................         0.98%*                 0.95%*
Ratio of Net Investment Income to
 Average Net Assets...............         4.04%*                 4.57%*

Ratios Before Expense Limitation:
 Expenses to Average Net Assets...         0.97%*                 1.10%*
 Net Investment Income to
   Average Net Assets.............         3.97%*                 4.46%*
-----------------
* Annualized
                               ------------------
               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.